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                                                                EXHIBIT 10.51

             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

      The First Amendment to Amended and Restated Loan Agreement is made as of the 31st day of July, 1998 by and between Mrs. Fields' Original Cookies, Inc., a Delaware corporation ("Borrower") and LaSalle National Bank ("Lender").

                                  WITNESSETH;

      WHEREAS, Lender and borrower are the parties to that certain Amended and Restated Loan Agreement dated as of February 28, 1998 (the same, as it may be further amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Loan Agreement") under which Lenders has agreed to make certain loans and extensions of credit to Borrower, and

      WHEREAS, Borrower has requested that Lender agree to amend the Loan Agreement in certain respects, and Lender is agreeable to such request, on and subject to the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto each hereby agrees as follows:

      1.  Definitions.  Capitalized terms used herein and not otherwise defined
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herein are used with the meanings given such terms in the Loan Agreement.  In addition, "First Amendment" means this First Amendment to Amended and Restated Loan Agreement.

      2.  Amendment of Loan Agreement.  The Loan Agreement is hereby amended by
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deleting the last paragraph of Section 11.11 in its entirety and replacing it with the following:

      Notwithstanding the foregoing in this Section 11.11, "Acquisition" shall also mean Borrower's acquisition of 100% of the issued and outstanding Capital Stock of Cookies USA, Inc., a Delaware corporation ("Cookies"), which is the parent corporation of Great American Cookies Company, Inc., a Delaware corporation ("GACC") or of 100% of the issued and outstanding Capital Stock of GACC, and/or of either 100% of the issued and outstanding capital stock, or all, or substantially all, of the assets of Deblin Corporation, Chocolate Chip Cookies of Texas, Inc., Christiana Cookies, Inc. (d/b/a Larry's Cookies), Ragin Enterprises, Inc., Virginia Concepts, Inc., J.M.P.S., Inc., (d/b/a Blue Chip Coolies) and of the eight (8) stores owned by Arthur Karp, and, provided that (i) such acquisition is consummated by August 31, 1998; (ii) such acquisition is consummated for a total purchase price not to exceed an amount equal to $90,000,000 (such dollar amount includes transaction costs and expenses of this acquisition, as well as costs and expenses of other recent transactions and related remodel costs); (iii) the Borrower pledges 100% of the Capital Stock of Cookies and/or GACC and their respective Subsidiaries (but only to the extent permitted by then existing agreements of Cookies and/or GACC, as applicable) as Collateral for the Obligations (provided that such entities are Subsidiaries of the Borrower, and are not merged or consolidated into the Borrower); and (iv) no more than $41,000,000 of Additional Notes (as
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     defined in the Indenture) are issued in connection with, or to facilitate consummation of, such acquisition.

     3.  Miscellaneous.
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     (a) Captions.  Section captions and headings used in this First Amendment
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are for convenience only and are not part of and shall not affect the construction of this First Amendment.

     (b) Governing Law.  This First Amendment shall be a contract made under and
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governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this First Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

     (c) Counterparts.  This First Amendment may be executed in one or more
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counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document. The signatures on any such counterparts executed and delivered by facsimile transmission shall be deemed to be original signatures.

     (d) Successors and Assigns.  This First Amendment shall be binding upon and
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inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (e) References.  From and after the date of execution of this First
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Amendment, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this First Amendment shall be deemed to include this First Amendment unless the context shall otherwise require.

     (f) Continued Effectiveness.  Notwithstanding anything contained herein,
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the terms of this First Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidenced by the Revolving Note provided for therein and secured by the Collateral. The Loan Agreement, except as modified hereby, and each of the other Loan Documents remain in full force and effect and are hereby reaffirmed in all respects.

      [Balance of page left intentionally blank; signature page follows.]

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        IN WITNESS WHEREOF, the parties have executed this, First Amendment to
Amended and Restated Loan Agreement as of the date first set forth above.



                                        MRS. FIELDS' ORIGINAL COOKIES, INC.


                                        By:  /s/ L. Tim Pierce
                                           -------------------------------
                                        Name: L. Tim Pierce
                                             -----------------------------
                                        Title: Senior Vice President
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                                        LASALLE NATIONAL BANK


                                        By:  [ILLEGIBLE]
                                           -------------------------------
                                        Name: [ILLEGIBLE]
                                             -----------------------------
                                        Title: Senior Vice President
                                              ----------------------------